CREDIT AGREEMENT

(LINE OF CREDIT)

(LETTER OF CREDIT SUB-FACILITY)

This Agreement (the “Agreement”) is made and entered into as of December 30, 2003 by and between BANK OF THE WEST (the “Bank”) and THE CHEESECAKE FACTORY INCORPORATED (the “Borrower”), on the terms and conditions that follow, and replaces the amended line of credit and letter of credit subfacility agreement between Bank and Borrower dated October 1, 1996 (the “Predecessor Agreement”).

SECTION

DEFINITIONS

1.1	Certain Defined Terms: Unless elsewhere defined in this Agreement, the following terms shall have the following meanings (such meanings to be generally applicable to the singular and plural forms of the terms defined):

1.1.1	“Advance”: shall mean an advance to the Borrower under the credit facility (ies) described in Section 2.

1.1.2	“Business Day”: shall mean a day, other than a Saturday or Sunday, on which commercial banks are open for business in California.

1.1.3	“Cash Flow”: shall mean the sum of Borrower’s reported net income before tax and exclusive of extraordinary gains or losses (as defined per GAAP) , plus depreciation and amortization expense, interest expense, and base (minimum) rental expense minus dividends paid and other cash distributions to stockholders.

1.1.4	“Debt”: shall mean all liabilities of the Borrower reported on Borrower’s statement of financial position (excluding commitments and contingencies) less Subordinated Debt, if any.

1.1.5	“Effective Tangible Net Worth”: shall mean the Borrower’s stockholders’ equity reported on Borrower’s statement of financial position plus Subordinated Debt but less all intangible assets in excess of $3 million of the Borrower (i.e., goodwill, trademarks, patents, copyrights, organization expense, and similar intangible items including, but not limited to, investments in and all amounts due from affiliates, officers or employees)

1.1.6	“Environmental Claims”: shall mean all material claims, however asserted, by any governmental authority or other person against Borrower alleging potential liability or responsibility for violation of any Environmental Law or for Discharge or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, Discharges, emissions or releases) of any Hazardous Material by Borrower at, in, or from property, whether or not owned by the Borrower, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law by Borrower.

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1.1.7	“Environmental Laws”: shall mean all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authorities, in each case relating to environmental, health, safety and land use matters; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource, Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

1.1.8	“Environmental Permits”: shall have the meaning provided in Section 4.11 hereof.

1.1.9	“ERISA”: shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

1.1.10	“Event of Default”: shall have the meaning set forth in Section 6.

1.1.11	“Expiration Date”: shall mean December 30, 2005, or the date of termination of the Bank’s commitment to lend under this Agreement pursuant to Section 7, whichever shall occur first.

1.1.12	“Funded Debt”: shall mean aggregate dollar amount of Indebtedness of the Borrower that has actually been funded and is owed to any financial institution.

1.1.13	“Hazardous Materials”: shall mean all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

1.1.14	“Indebtedness”: shall mean, with respect to the Borrower, (i) all indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which the Borrower is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which the Borrower otherwise assures a creditor against loss and (ii) obligations under leases which have been in accordance with generally accepted accounting principles, reported as capital leases in respect of which the Borrower is liable, or in respect of which the Borrower otherwise assures a creditor against loss.

1.1.15	“Letter of Credit Facility”: shall mean the credit facility described as such in Section 2.

1.1.16	“LIBOR Advance”: shall have the respective meaning as it is defined for each facility under Section 2, hereof.

1.1.17	“LIBOR Interest Period”: shall have the respective meaning as it is defined for each facility under Section 2, hereof.

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1.1.18	“LIBOR Rate”: shall have the respective meaning as it is defined for each facility under Section 2, hereof.

1.1.19	“Line Account”: shall have the meaning provided in Section 2.3 hereof.

1.1.20	“Line of Credit”: shall mean the credit facility described as such in Section 2.

1.1.21	“Obligations”: shall mean all amounts owing by the Borrower to the Bank pursuant to this Agreement including, but not limited to, the unpaid principal amount of any loans or advances.

1.1.22	“Ordinary Course of Business”: shall mean, with respect to any transaction involving the Borrower or any one or more of its subsidiaries or affiliates, or any transaction between or among its subsidiaries or affiliates, conducted in the ordinary course of the Borrower’s business, in accordance with its past practices and practices generally conducted in the chain restaurant and bakery industries and undertaken by the Borrower in good faith and not for the purpose of evading any covenant or restriction in this Agreement or in any other document, instrument or agreement executed in connection herewith.

1.1.23	“Permitted Liens”: shall mean: (i) liens and security interests securing indebtedness owed by the Borrower to the Bank; (ii) liens for taxes, assessments or similar charges not yet due; (iii) liens of materialmen, mechanics, warehousemen, or carriers or other like liens arising in the Ordinary Course of Business and securing obligations which are not yet delinquent; (iv) purchase money liens or purchase money security interests upon or in any property acquired or held by the Borrower in the Ordinary Course of Business to secure Indebtedness outstanding on the date hereof or permitted to be incurred herein, and any refinancing of such indebtedness; (v) liens and security interests which, as of the date hereof, have been disclosed to and approved by the Bank in writing; and (vi) those liens and security interests which in the aggregate constitute a monetary amount not to exceed 5% of Borrower’s reported total assets.

1.1.24	“Prime Rate”: shall mean an index for a variable interest rate which is quoted, published or announced by Bank as its prime rate and as to which loans may be made by Bank at, above or below such rate.

1.1.25	“Subordinated Debt”: shall mean such liabilities of the Borrower, which have been subordinated to those owed to the Bank in a manner acceptable to the Bank.

1.1.26	“Variable Rate Advance”: shall have the respective meaning as it is defined for each facility under Section 2, hereof.

1.1.27	“Variable Rate”: shall have the respective meaning as it is defined for each facility under Section 2, hereof.

1.2	Accounting Terms: All references to financial statements, assets, liabilities, and similar accounting items not specifically defined herein shall mean such financial statements or such items prepared or determined in accordance with generally accepted accounting principles (GAAP) consistently applied and as disclosed in the footnotes and other disclosures accompanying Borrower’s audited financial statements and, except where otherwise specified, all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

1.3	Other Terms: Other terms not otherwise defined shall have the meanings attributed to such terms in the California Uniform Commercial Code as in effect on July 1, 2001 and from time to time thereafter.

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SECTION

CREDIT FACILITIES

2.1	THE LINE OF CREDIT

2.1.1	The Line of Credit: On terms and conditions as set forth herein, the Bank agrees to make Advances to the Borrower from time to time from the date hereof to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed $35,000,000.00 (the “Line of Credit”). Within the foregoing limits, the Borrower may borrow, partially or wholly prepay, and reborrow under this Section 2.1. Proceeds of the Line of Credit shall be used for general corporate purposes.

2.1.2	Making Line Advances: Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of the Borrower (i) when credited to any deposit account of the Borrower maintained with the Bank or (ii) when paid in accordance with the Borrower’s written instructions. Subject to the requirements of Section 3 and provided such request is made in a timely manner as provided in Section 2.1.5 below, Advances shall be made by the Bank under the Line of Credit .

2.1.3	Repayment: Unless the Borrower shall have elected to convert the Line of Credit to a Term Loan pursuant to Section 2.1.11 hereof, on the Expiration Date, the Borrower hereby promises and agrees to pay to the Bank in full the aggregate unpaid principal amount of all Advances then outstanding, together with all accrued and unpaid interest thereon.

2.1.4	Interest on Advances: Interest shall accrue from the date of each Advance under the Line of Credit at one of the following rates, as quoted by the Bank and as elected by the Borrower below:

(i)	Variable Rate Advances: A variable rate per annum equivalent to the Prime Rate (the “Variable Rate”). Interest shall be adjusted concurrently with any change in the Prime Rate. An Advance based upon the Variable Rate is hereinafter referred to as a “Variable Rate Advance”.

(ii)	LIBOR Advances: A fixed rate quoted by the Bank for one week, 1, 2, 3, or 6 months or for such other period of time that the Bank may quote and offer (provided that any such period of time does not extend beyond the Expiration Date) (the “LIBOR Interest Period”) for Advances in the minimum amount of $100,000.00. Such interest rate shall be a percentage approximately equivalent to .75% in excess of the Bank’s LIBOR Rate which is that rate determined by the Bank’s Treasury Desk as being the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of one-sixteenth of one percent (1/16%)) of the U. S. dollar London Interbank Offered Rates for such period appearing on page 3750 (or such other page as may replace page 3750) of the Telerate screen at or about 11:00 a.m. (London time) on the second Business Day prior to the first days of such period (adjusted for any and all assessments, surcharges and reserve requirements) (the “LIBOR Rate”). An Advance based upon the LIBOR Rate is hereinafter referred to as a “LIBOR Advance”.

Interest on any Advance shall be computed on the basis of 360 days per year, but charged on the actual number of days elapsed.

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The Borrower hereby promises and agrees to pay interest in arrears on Variable Rate Advances and LIBOR Advances on the last calendar day of each month

If interest is not paid as and when it is due, it shall be added to the principal, become and be treated as a part thereof, and shall thereafter bear like interest.

2.1.5	Notice of Borrowing: Upon written or telephonic notice which shall be received by the Bank at or before 2:00 p.m. (California time) on a Business Day, the Borrower may borrow under the Line of Credit by requesting:

(i)	A Variable Rate Advance. A Variable Rate Advance may be made on the day notice is received by the Bank; provided, however, that if the Bank shall not have received notice at or before 2:00 p.m. on the day such Advance is requested to be made, such Variable Rate Advance may, at the Bank’s option, be made on the next Business Day.

(ii)	A LIBOR Advance. Notice of any LIBOR Advance shall be received by the Bank no later than two Business Days prior to the day (which shall be a Business Day) on which the Borrower requests such LIBOR Advance to be made.

2.1.6	Notice of Election to Adjust Interest Rate: The Borrower may elect:

(i)	That interest on a Variable Rate Advance shall be adjusted to accrue at the LIBOR Rate; provided, however, that such notice shall be received by the Bank no later than two Business Days prior to the day (which shall be a Business Day) on which the Borrower requests that interest be adjusted to accrue at the LIBOR Rate.

(ii)	That interest on a LIBOR Advance shall continue to accrue at a newly quoted LIBOR Rate or shall be adjusted to commence to accrue at the Variable Rate; provided, however, that such notice shall be received by the Bank no later than two Business Days prior to the last day of the LIBOR Interest Period pertaining to such LIBOR Advance. If the Bank shall not have received notice (as prescribed herein) of the Borrower’s election that interest on any LIBOR Advance shall continue to accrue at the newly quoted LIBOR Rate, the Borrower shall be deemed to have elected that interest thereon shall be adjusted to accrue at the Variable Rate upon the expiration of the LIBOR Interest Period pertaining to such Advance.

2.1.7	Prepayment: The Borrower may prepay any Advance in whole or in part, at any time and without penalty, provided, however, that: (i) any partial prepayment shall first be applied, at the Bank’s option, to accrued and unpaid interest and next to the outstanding principal balance; and (ii) during any period of time in which interest is accruing on any Advance on the basis of the LIBOR Rate, no prepayment shall be made except on a day which is the last day of the LIBOR Interest Period pertaining thereto. If the whole or any part of any LIBOR Advance is prepaid by reason of acceleration or otherwise, the Borrower shall, upon the Bank’s written request, accompanied with supporting documentation and calculations reasonably acceptable to Borrower, promptly pay to and indemnify the Bank for all incremental out-of-pocket costs, and expenses and any loss (including loss of profit resulting from the re-employment of funds) deemed sustained by the Bank as a direct consequence of such prepayment.

The Bank shall be entitled to fund all or any portion of its Advances in any manner it may determine in its sole discretion, but all calculations and transactions hereunder shall be conducted as though the Bank actually funded all Advances through the purchase of dollar deposits bearing interest at the same rate as U.S. Treasury securities in the amount of the relevant Advance and in maturities corresponding to the date of such purchase to the Expiration Date hereunder.

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2.1.8	Indemnification for LIBOR Rate Costs: During any period of time in which interest on any Advance is accruing on the basis of the LIBOR Rate, the Borrower shall, upon the Bank’s written request, accompanied with supporting documentation and calculations reasonably acceptable to Borrower, promptly pay to and reimburse the Bank for all incremental, out-of-pocket costs incurred and payments made by the Bank by reason of any future assessment, reserve (other than reserves and assessments taken into account at the time each LIBOR Advance was initially determined by Bank), deposit or similar requirement or any surcharge, tax (other than taxes on Bank’s income, personal or real property, or net worth) or fee imposed upon the Bank or as a result of the Bank’s compliance with any directive or requirement of any regulatory authority pertaining or relating to funds used by the Bank in quoting and determining the LIBOR Rate.

2.1.9	Conversion from LIBOR Rate to Variable Rate: In the event that the Bank shall at any time reasonably determine that the accrual of interest on the basis of the LIBOR Rate (i) is infeasible because the Bank is unable to determine the LIBOR Rate due to the unavailability of U.S. dollar deposits, contracts or certificates of deposit in an amount approximately equal to the amount of the relevant Advance and for a period of time approximately equal to relevant LIBOR Interest Period or (ii) is or has become unlawful or infeasible by reason of the Bank’s compliance with any new law, rule, regulation, guideline or order, or any new interpretation of any present law, rule, regulation, guideline or order, then the Bank shall give telephonic notice thereof (confirmed in writing) to the Borrower, in which event any Advance bearing interest at the LIBOR Rate shall be deemed to be a Variable Rate Advance and interest shall thereupon immediately accrue at the Variable Rate, and, should Bank make this determination, Borrower shall not be responsible for any prepayment fee.

2.1.10	Commitment Fee: The Borrower agrees to pay to the Bank a commitment fee on the unused portion of the Line of Credit, from time to time, of .125% per annum, payable quarterly in arrears, commencing on December 31, 2003, and computed on a year of 360 days for actual days elapsed.

2.1.11	Term Loan Conversion: The Borrower may, by giving 30 days prior written notice to the Bank, convert the principal balance outstanding under the Line of Credit as of such date to be payable on a term loan basis. The term loan (the “Term Loan”) shall be in the amount of such outstanding principal balance, be payable in 16 substantially equal quarterly principal installments, bear interest at the Prime Rate or at a LIBOR Rate that shall be one half of one percent (0.50%) higher than that applicable to the Line of Credit and shall be evidenced by a promissory note or credit agreement in form and substance satisfactory to the Bank (the “Term Note”). Accrued and unpaid interest under the Line of Credit shall be paid to the Bank concurrently with the Borrower’s execution of the Term Note. Borrower agrees to pay to Bank a conversion fee equal to .25% times the outstanding principal balance of the Line of Credit at the time of conversion

2.2	LETTER OF CREDIT SUB-FACILITY

2.2.1	Letter of Credit Sub-Facility: The Bank agrees to issue commercial and/or standby letters of credit (each a “Letter of Credit”) on behalf of the Borrower of up to $35,000,000.00 in the aggregate. At no time, however, shall the total principal amount of all Advances outstanding under the Line of Credit, together with the total face amount of all Letters of Credit outstanding, less any partial draws paid by the Bank, exceed the Line of Credit.

Exhibit B to this Agreement lists certain outstanding letters of credit previously issued by Bank for the account of Borrower under the Predecessor Agreement. Subject to the satisfaction of the conditions contained in Section 3, from and after the date of this Agreement, such letters of credit shall be deemed to be issued pursuant to Section 2.2 of this Agreement.

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(i)	Upon the Bank’s request, the Borrower shall promptly pay to the Bank an issuance fee of 1% per annum, with a minimum of $350, of the face amount of each standby letter of credit issued for the account of the Borrower as well as any applicable courier fees and amendment fees. Upon the Bank’s request, the Borrower shall promptly pay to the Bank the Bank’s standard issuance fees as listed in Bank’s Schedule of Charges (included as Exhibit D), and such other out-of-pocket fees, commissions, costs and expenses charged by third parties or incurred by the Bank with respect to any Commercial Letter of Credit issued for the account of the Borrower.

(ii)	The commitment by the Bank to issue Letters of Credit shall, unless earlier terminated in accordance with the terms of the Agreement, automatically terminate on the Expiration Date of the Line of Credit and no Letter of Credit shall expire on a date which is more than 365 days after the Expiration Date.

(iii)	Each Letter of Credit shall be in form and substance satisfactory to the Bank and in favor of beneficiaries satisfactory to the Bank, designated by Borrower, provided that the Bank may reasonably refuse to issue a Letter of Credit due to the nature of the transaction or its terms or in connection with any transaction where the Bank, due to the beneficiary or the nationality or residence of the beneficiary, reasonably believes that it would be prohibited by any applicable law, regulation or order from issuing such Letter of Credit. Bank agrees to provide Borrower with the specific basis of its refusal to issue any Letter of Credit under this Agreement. Prior to the issuance of each Letter of Credit, but in no event later than 10:00 a.m. (California time) on the day such Letter of Credit is to be issued (which shall be a Business Day), the Borrower shall deliver to the Bank a duly executed form of the Bank’s standard form of application for issuance of a Letter of Credit with proper insertions.

(iv)	The Borrower shall, upon the Bank’s written request, accompanied with supporting documentation and calculations reasonably acceptable to Borrower, promptly pay to and reimburse the Bank for all incremental, out-of-pocket costs incurred and payments made by the Bank by reason of any future assessment, reserve (other than reserves and assessments taken into account at the time each Letter of Credit was initially issued to Borrower by Bank), deposit or similar requirement or any surcharge, tax (other than taxes on Bank’s income, personal or real property, or net worth) or fee imposed upon the Bank or as a result of the Bank’s compliance with any directive or requirement of any regulatory authority pertaining or relating to any Letter of Credit.

In the event that the Borrower fails to pay any drawing under any Letter of Credit or the balances in the depository account or accounts maintained by the Borrower with Bank are insufficient to pay such drawing, without limiting the rights of Bank hereunder or waiving any Event of Default caused thereby, Bank may, and Borrower hereby authorizes Bank to create an Advance bearing interest at the rate or rates provided in Section 8.2 hereof to pay such drawing.

2.3	Line Account: The Bank shall maintain on its books a record of account in which the Bank shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facilities granted hereunder (the “Line Account”). The Bank shall provide the Borrower with a statement of the Borrower’s Line Account, which statement shall be considered to be correct and conclusively binding on both the Bank and the Borrower unless the Bank or Borrower notifies the other to the contrary within 45 days after the Borrower’s receipt of any such statement which it deems to be incorrect.

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2.4	Payments: If any payment required to be made by the Borrower hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. All payments required to be made hereunder shall be made to the office of the Bank designated for the receipt of notices herein or such other office as Bank shall from time to time designate.

2.5	Late Payment: In addition to any other rights the Bank may have hereunder, if any payment of principal or interest or any portion thereof, under this Agreement is not paid within 10 days, a late payment charge equal to five percent (5%) of such past due payment may be assessed and shall be immediately payable.

SECTION

CONDITIONS PRECEDENT

3.1	Conditions Precedent to the Initial Extension of Credit: The obligation of the Bank to make the initial Advance or the first extension of credit to or on account of the Borrower hereunder is subject to the conditions precedent that the Bank shall have received before the date of such initial Advance or such first extension of credit all of the following, in form and substance satisfactory to the Bank:

(i)	Authority to Borrow. Evidence that the execution, delivery and performance by the Borrower of this Agreement and any document, instrument or agreement required hereunder have been duly authorized.

(ii)	Fees. Payment of all of the Bank’s out-of-pocket expenses in connection with the preparation and negotiation of this Agreement, with supporting documentation provided by Bank to Borrower, not to exceed $5,000.

3.2	Conditions Precedent to All Extensions of Credit: The obligation of the Bank to make each Advance or each other extension of credit, as the case may be, to or on account of the Borrower (including the initial Advance or the first extension of credit) shall be subject to the further conditions precedent that, on the date of each Advance or each extension of credit and after the making of such Advance or extension of credit:

(i)	Reporting Requirements. The Bank shall have received the documents set forth in Section 5.1.

(ii)	Representations and Warranties. The representations contained in Section 4 and in any other document, instrument or certificate delivered to the Bank hereunder are true, correct and complete.

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(iii)	Event of Default. No event has occurred and is continuing which constitutes, or with the lapse of time or giving of notice or both, would constitute an Event of Default.

The Borrower’s acceptance of the proceeds of any loan, Advance or extension of credit, or the Borrower’s applying for any Letter of Credit, or the Borrower’s execution of any document or instrument evidencing or creating any Obligation hereunder shall be deemed to constitute the Borrower’s representation and warranty that all of the above statements are true and correct.

SECTION

REPRESENTATIONS AND WARRANTIES

The Borrower hereby makes the following representations and warranties to the Bank, which representations and warranties are continuing:

4.1	Status: The Borrower’s correct legal name is as stated in this Agreement and the Borrower is a corporation duly organized and validly existing under the laws of the state of Delaware and with its chief executive office in the state of California and is properly licensed and is qualified to do business and in good standing in, and, where necessary to maintain the Borrower’s rights and privileges, has complied with the fictitious name statute of every jurisdiction in which the Borrower is doing business.

4.2	Authority: The execution, delivery and performance by the Borrower of this Agreement and any instrument, document or agreement required hereunder have been duly authorized and do not and will not: (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having application to the Borrower; (ii) result in a breach of or constitute a default under any material indenture or loan or credit agreement or other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (iii) require any consent or approval of its stockholders or violate any provision of its articles of incorporation or by-laws.

4.3	Legal Effect: This Agreement constitutes, and any instrument, document or agreement required hereunder when delivered hereunder will constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

4.4	Fictitious Trade Styles: Except for the registered tradenames shown on Exhibit “C”, there are no fictitious trade styles used by the Borrower in connection with its business operations. The Borrower shall notify the Bank upon effecting any change in the matters described herein, or any other fictitious trade styles used at any future date, indicating the trade style and state(s) of its use.

4.5	Financial Statements: All financial statements, information and other data which may have been or which may hereafter be submitted by the Borrower to the Bank are true, accurate and correct and have been or will be prepared in accordance with generally accepted accounting principles in effect at the time the statements, information and data were prepared, consistently applied as disclosed in the footnotes and other disclosures accompanying Borrower’s audited financial statements and, and fairly and accurately represent the financial condition or, as applicable, the other information disclosed therein in all material respects. Since the most recent submission of such financial information or data to the Bank, the Borrower represents and warrants that no material adverse change in the Borrower’s financial condition or operations taken as a whole has occurred which has not been fully disclosed to the Bank in writing. With respect to Borrower’s unaudited interim financial statements for the nine months ended September 30, 2003, Bank acknowledges such statements do not contain all of the footnotes and other disclosures required by GAAP and are subject to normal fiscal year-end adjustments.

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4.6	Litigation: Except as have been disclosed to the Bank in writing and in Borrower’s reports to the Securities and Exchange Commission, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or the Borrower’s properties before any court or administrative agency which, if determined adversely to the Borrower, would be reasonably expected to have a material adverse effect on the Borrower’s financial condition or operations taken as a whole.

4.7	Title to Assets: The Borrower has good and marketable title to all of its assets and the same are not subject to any security interest, encumbrance, lien or claim of any third person except for Permitted Liens.

4.8	ERISA: If the Borrower has a pension, profit sharing or retirement plan subject to ERISA, such plan has been and will continue to be funded in accordance with its terms and otherwise complies with and continues to comply with the requirements of ERISA.

4.9	Taxes: The Borrower has filed all tax returns required to be filed (or obtained proper extensions to do so) and paid all taxes shown thereon to be due, including interest and penalties, other than such taxes which are currently payable without penalty or interest or taxes, penalties and/or interest which are being duly contested in good faith.

4.10	Margin Stock. The proceeds of any loan or advance hereunder will not be used to purchase or carry margin stock as such term is defined under Regulation U of the Board of Governors of the Federal Reserve System.

4.11	Environmental Compliance. The operations of the Borrower comply, and during the term of this Agreement will at all times comply, in all material respects with all Environmental Laws; the Borrower has obtained all licenses, permits, authorizations and registrations required under any Environmental Law (“Environmental Permits”) to be obtained by Borrower and necessary for its ordinary course operations, all such Environmental Permits are in good standing, and the Borrower is in compliance with all material terms and conditions of such Environmental Permits; neither the Borrower nor any of its present property or operations is subject to any outstanding written order from or agreement with any governmental authority nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material; there are no Hazardous Materials or other conditions or circumstances existing, or arising from operations prior to the date of this Agreement, with respect to any property of the Borrower that would reasonably be expected to give rise to any material Environmental Claims; provided, however, that with respect to property leased from an unrelated third party, the foregoing representations are made to the best knowledge of the Borrower. In addition, (i) the Borrower does not have any underground storage tanks that are not properly registered or permitted under applicable Environmental Laws, or that are leaking or disposing of Hazardous Materials off-site, and (ii) to the extent required under Environmental Laws, the Borrower has notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

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SECTION

COVENANTS

The Borrower covenants and agrees that, during the term of this Agreement, and so long thereafter as the Borrower is indebted to the Bank under this Agreement, the Borrower will, unless the Bank shall otherwise consent in writing:

5.1	Reporting and Certification Requirements: Deliver or cause to be delivered to the Bank in form and detail satisfactory to the Bank:

(i)	Not later than 120 days after the end of each of the Borrower’s fiscal years, a copy of the annual audited financial report of the Borrower for such year, independently audited by a firm of certified public accountants acceptable to Bank and accompanied by an unqualified opinion of such firm. The Bank approves PricewaterhouseCoopers LLP as an acceptable firm.

(ii)	Not later than 120 days after the end of each of the Borrower’s fiscal years, a copy of the Borrower’s Form 10-K filed with the Securities and Exchange Commission as of the end of such year.

(iii)	Not later than 45 days after the end of each fiscal quarter, a copy of the Borrower’s Form 10-Q filed with the Securities and Exchange Commission as of the end of such period.

(iv)	Concurrently with the delivery of the financial reports required hereunder, a compliance certificate stating that the Borrower is in compliance with all covenants contained herein and that no Event of Default or potential Event of Default has occurred or is continuing, and certified to by the chief financial officer, chief accounting officer or treasurer of the Borrower in the form attached hereto as Exhibit “A”.

(v)	Promptly upon the Bank’s request, such other information pertaining to the Borrower, as the Bank may reasonably request.

5.2	Financial Condition: The Borrower promises and agrees, during the term of this Agreement and until payment in full of all of the Borrower’s Obligations, the Borrower will maintain at all times:

(i)	A minimum Effective Tangible Net Worth of at least $200,000,000.00 plus 100% of the proceeds received subsequent to November 1, 2003 by the Borrower from the public sale or private placement of any capital stock of the Borrower, other than the exercise of employee stock options, plus 50% of the Borrower’s prior fiscal year’s net income after tax as reflected in the annual financial report required hereunder, commencing with fiscal year 2004 for the preceding 2003 fiscal year’s net income.

(ii)	A ratio of Funded Debt to Effective Tangible Net Worth of not more than .40 to 1.

(iii)	A ratio of Cash Flow to the sum of current portion of long term Debt plus interest expense, tax expense and base rental expense of not less than 1.30 to 1, measured at the end of each fiscal quarter with Cash Flow based upon the immediately preceding three fiscal quarters and the current quarter just ended.

-11-

(iv)	Maintain profitability by not allowing any consecutive quarterly losses, excluding the impact of any non-cash extraordinary gains and losses, and gains or losses in which the borrower expects reimbursement from its insurance providers.

5.3	Preservation of Existence; Compliance with Applicable Laws: Maintain and preserve its corporate existence and good standing and all rights and privileges associated therewith under applicable laws, rules and regulations ; and conduct its business and operations in accordance with all applicable laws, rules and regulations.

5.4	Merge or Consolidate: Not liquidate or dissolve, merge or consolidate 33% of its assets or operations with or into, any other business organization The Borrower shall obtain written approval from the Bank before making any controlling acquisitions in an amount greater than $25 million and which is outside of the food service or bakery industries. The Bank acknowledges that any wholly-owned subsidiary of Borrower may liquidate or dissolve or merge or consolidate all or part of its assets or operations, or undertake other commercial and financial transactions with another wholly-owned subsidiary of Borrower if the Borrower determines in good faith that such activities are in the best interests of Borrower and do not disadvantage the Bank without Bank’s prior approval.

5.5	Maintenance of Insurance: Maintain insurance with reputable insurance companies in such amounts and with such deductibles and covering such risks as reasonably determined by Borrower for its operations, utilizing risk management and insurance programs and arrangements that are commercially reasonable for businesses of Borrower’s size and scope of operations. Bank acknowledges that Borrower largely self-insures its workers’ compensation, general liability, employment liability and group medical benefit plan risks, and structures such programs and maintains such retentions and stop-loss coverages as reasonably determined by Borrower from time to time, based on the advice of its professional insurance brokers and actuaries. Upon Bank’s request, Borrower will furnish full information as to its risk management programs and arrangements.

5.6	Payment of Obligations and Taxes: Make timely payment of all assessments and taxes and all of its known liabilities and obligations including, but not limited to, trade payables, unless the same are being contested in good faith. For purposes hereof, the Borrower’s issuance of a check, draft or similar instrument without delivery to the intended payee shall not constitute payment.

5.7	Inspection Rights and Accounting Records: The Borrower will maintain adequate books and records in accordance with generally accepted accounting principles in effect at the time such books and record are prepared, consistently applied and as disclosed in the footnotes and other disclosures accompanying Borrower’s audited financial statements in a manner otherwise reasonably acceptable to Bank, and, during normal business hours and from time to time, permit the Bank or any representative thereof, at Bank’s request to examine and make copies of the records and visit the properties of the Borrower, at not cost to the Borrower as long as there is not an event of default, and discuss the business and operations of the Borrower with Borrower’s chief executive officer, chief financial officer, treasurer or general counsel. If the Borrower shall maintain any records (including, but not limited to, computer generated records or computer programs for the generation of such records) in the possession of a third party, the Borrower, upon written request from Bank, hereby agrees to notify such third party to permit the Bank access to such records at all reasonable times and to provide the Bank with copies of any records which it may reasonably request, all at the Banks’expense. All information provided to Bank shall be kept confidential and shall be disseminated by Bank only on a “need to know” basis within Bank, or as otherwise only as required by law.

5.8	Liens and Encumbrances: Not create, assume or permit to exist any security interest, encumbrance, mortgage, deed of trust, or other lien (including, but not limited to, a lien of attachment, judgment or execution) affecting any of the Borrower’s properties, or execute or allow to be filed any financing statement or continuation thereof affecting any of such properties, except for Permitted Liens or as otherwise provided in this Agreement.

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5.9	Transfer Assets: Not, after the date hereof, sell, contract for sale, convey, transfer, assign, lease or sublet, any of its assets except in the Ordinary Course of Business and, then, only for full, fair and reasonable consideration.

5.10	Change in Nature of Business: Not make any material change in its financial structure or the nature of its business as existing or conducted as of the date hereof, unless Borrower determines in good faith that such change is in the best interests of Borrower and does not disadvantage the Bank.

5.11	Maintenance of Jurisdiction: Borrower shall maintain the jurisdiction of its organization and chief executive office as set forth herein and not change such jurisdiction name or form of organization without 30 days prior written notice to Bank.

5.12	Compensation of Employees: Compensate its employees for services rendered at an hourly rate at least equal to the minimum hourly rate prescribed by any applicable federal or state law or regulation.

5.13	Notice: Give the Bank prompt written notice of any and all (i) Events of Default; (ii) litigation, arbitration or administrative proceedings to which the Borrower is a party and in which the claim or liability would have a material adverse change in the financial condition or business operations of the Borrower taken as a whole and all other matters which have resulted in, or might result in a material adverse change in the financial condition or business operations of the Borrower taken as a whole.

5.14	Environmental Compliance: The Borrower shall conduct its operations and keep and maintain all of its property in material compliance with all Environmental Laws and, upon the written request of the Bank, the Borrower shall submit to the Bank, at the Borrower’s sole cost and expense, at reasonable intervals, a report providing the status of any environmental, health or safety compliance, hazard or liability if there is a reasonable basis to determine that an Environmental Claim is pending or threatened against Borrower.

SECTION

EVENTS OF DEFAULT

Any one or more of the following described events shall constitute an event of default (an “Event of Default”) under this Agreement:

6.1	Non-Payment: Any Borrower shall fail to pay the principal amount of any Obligations when due or interest on the Obligations within 10 days of when due.

6.2	Performance Under This Agreement: The Borrowers shall fail in any material respect to perform or observe any term, covenant or agreement contained in this Agreement or in any document, instrument or agreement relating to this Agreement or any other document or agreement executed by the Borrowers with or in favor of Bank and any such failure shall continue unremedied for more than 30 days after the occurrence thereof.

6.3	Representations and Warranties; Financial Statements: Any representation or warranty made by the Borrower under or in connection with this Agreement or any financial statement given by the Borrower or any guarantor shall prove to have been incorrect in any material respect when made or given or when deemed to have been made or given.

-13-

6.4	Other Agreements: If there is a default under any agreement to which Borrower is a party with the Bank or with a third party or parties resulting in a right by the Bank or such third party or parties, whether or not exercised, to accelerate the maturity on any indebtedness for borrowed money that appears on the Borrower’s balance sheet in an amount in excess of $10 million.

6.5	Insolvency: The Borrower shall: (i) become insolvent or be unable to pay its debts as they mature; (ii) make an assignment for the benefit of creditors or to an agent authorized to liquidate substantially all of its properties and assets; (iii) file a voluntary petition in bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors; (iv) file an answer admitting the material allegations of an involuntary petition relating to bankruptcy or reorganization or join in any such petition; (v) become or be adjudicated bankrupt; (vi) apply for or consent to the appointment of, or consent that an order be made, appointing any receiver, custodian or trustee, for itself or substantially all of its properties, assets or businesses; or (vii) in an involuntary proceeding, any receiver, custodian or trustee shall have been appointed for all or substantially all of the Borrower’s properties, assets or businesses and shall not be discharged within 30 days after the date of such appointment.

6.6	Execution: Any writ of execution or attachment or any judgment lien shall be issued against any property of the Borrower for the payment of money (except to the extent covered by independent third-party insurance as to which the insurer has not denied coverage) in an amount in excess of $20 million and shall not be discharged or bonded against or released within 45 days after the issuance or attachment of such writ or lien.

6.7	Suspension: The Borrower shall voluntarily suspend the transaction of all or substantially all of its business or allow to be suspended, terminated, revoked or expired any permit, license or approval of any governmental body necessary to conduct all or substantially all of the Borrower’s business as now conducted.

6.8	Material Adverse Change: If there occurs a material adverse change in the Borrower’s business or financial condition, taken as a whole, or if there is a material impairment of the prospect of repayment of any portion of the Obligations,.

6.9	Change in Ownership: There shall occur a sale, transfer, disposition or encumbrance (whether voluntary or involuntary to), or and agreement shall be entered into to do so with, any Person or group of Persons (as such terms are defined pursuant to Federal securities laws) with respect to more than 33% of the issued and outstanding capital stock of the Borrower and, as a result thereof, such Person or group of Persons has the ability to direct or cause the direction of the management and policies of the Borrower.

SECTION

REMEDIES ON DEFAULT

Upon the occurrence of any Event of Default, the Bank may, at its sole and absolute election, without demand and only upon such notice as may be required by law:

7.1	Acceleration: Declare any or all of the Borrower’s indebtedness owing to the Bank, whether under this Agreement or any other document, instrument or agreement, immediately due and payable, whether or not otherwise due and payable.

7.2	Cease Extending Credit: Cease making Advances or otherwise extending credit to or for the account of the Borrower under this Agreement or under any other agreement now existing or hereafter entered into between the Borrower and the Bank.

-14-

7.3	Termination: Terminate this Agreement as to any future obligation of the Bank without affecting the Borrower’s obligations to the Bank or the Bank’s rights and remedies under this Agreement or under any other document, instrument or agreement.

7.4	Letters of Credit: Require the Borrower to pay immediately to the Bank, for application against drawings under any outstanding Letters of Credit, the outstanding principal amount of any such Letters of Credit which have not expired. Any portion of the amount so paid to the Bank which is not applied to satisfy draws under any such Letters of Credit or any other obligations of the Borrower to the Bank shall be repaid to the Borrower without interest.

7.5	Non-Exclusivity of Remedies: Exercise one or more of the Bank’s rights set forth herein or seek such other rights or pursue such other remedies as may be provided by law, in equity or in any other agreement now existing or hereafter entered into between the Borrower and the Bank, or otherwise.

SECTION

MISCELLANEOUS

8.1	Amounts Payable on Demand: If the Borrower shall fail to pay on demand any amount so payable under this Agreement, the Bank may, at its option and without any obligation to do so and without waiving any default occasioned by the Borrower having so failed to pay such amount, create an Advance under this Agreement in an amount equal to the amount so payable, which Advance shall thereafter bear interest as provided hereunder.

8.2	Default Interest Rate: If an Event of Default, or an event which, with notice or passage of time could become an Event of Default, has occurred or is continuing, the Borrower shall pay to the Bank interest on any Indebtedness or amount payable under this Agreement at a rate which is 3% in excess of the rate or rates then in effect under this Agreement.

8.3	Reliance and Further Assurances: Each warranty, representation, covenant, obligation and agreement contained in this Agreement shall be conclusively presumed to have been relied upon by the Bank regardless of any investigation made or information possessed by the Bank and shall be cumulative and in addition to any other warranties, representations, covenants and agreements which the Borrower now or hereafter shall give, or cause to be given, to the Bank. Borrower agrees to execute all documents and instruments and to perform such acts as the Bank may reasonably deem necessary to confirm and secure to the Bank all rights and remedies conferred upon the Bank by this agreement and all other documents related thereto.

8.4	Attorneys’ Fees: Borrower shall pay to the Bank all incremental out-of-pocket costs and expenses, including but not limited to reasonable attorneys fees, incurred by Bank in connection with the administration, enforcement, including any bankruptcy, appeal or the enforcement of any judgment or any refinancing or restructuring of this Agreement or any document, instrument or agreement executed with respect to, evidencing or securing the indebtedness hereunder.

8.5	Notices: All notices, payments, requests, information and demands which either party hereto may desire, or may be required to give or make to the other party hereto, shall be given or made to such party by hand delivery or through deposit in the United States mail, postage prepaid, or by facsimile delivery, or to such other address as may be specified from time to time in writing by either party to the other.

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To the Borrower:	To the Bank:

THE CHEESECAKE FACTORY INCORPORATED	BANK OF THE WEST
26950 Agoura Road	Los Angeles (CBC)
Calabasas, CA 91301	300 South Grand Avenue, 7th Floor
Attn: Chief Financial Officer	Los Angeles, CA 90071
Attn: Jason Horstman

FAX: (818) 871-3109	FAX: (213) 972-0650

And in the event of a Notice of Default, with copy to:

THE CHEESECAKE FACTORY INCORPORATED
26950 Agoura Road
Calabasas, CA 91301
Attn. General Counsel
Fax (818) 871-3110

8.6	Waiver: Neither the failure nor delay by the Bank in exercising any right hereunder or under any document, instrument or agreement mentioned herein shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any other document, instrument or agreement mentioned herein preclude other or further exercise thereof or the exercise of any other right; nor shall any waiver of any right or default hereunder, or under any other document, instrument or agreement mentioned herein, constitute a waiver of any other right or default or constitute a waiver of any other default of the same or any other term or provision.

8.7	Conflicting Provisions: To the extent the provisions contained in this Agreement are inconsistent with those contained in any other document, instrument or agreement executed pursuant hereto, the terms and provisions contained herein shall control unless such document, instrument or agreement states that it modifies and amends the terms and conditions of this Agreement. Otherwise, such provisions shall be considered cumulative.

8.8	Binding Effect; Assignment: This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank. With prior written approval of Borrower, which shall not be unreasonably withheld, The Bank may sell, assign or grant participation in up to 40% of its rights and benefits hereunder. The Borrower agrees that, in connection with any such sale, grant or assignment, the Bank may deliver to the prospective buyer, participant or assignee financial statements and other relevant public information relating to the Borrower.

8.9	Jurisdiction: This Agreement, any notes issued hereunder and any documents, instruments or agreements mentioned or referred to herein shall be governed by and construed according to the laws of the State of California without regard to conflict of law principles, to the jurisdiction of whose courts the parties hereby submit.

8.10	Waiver of Jury Trial: THE BORROWER AND THE BANK EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER AND THE BANK EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

-16-

8.11	Counterparts: This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

8.12	Headings: The headings herein set forth are solely for the purpose of identification and have no legal significance.

8.13	Entire Agreement and Amendments: This Agreement and all documents, instruments and agreements mentioned herein constitute the entire and complete understanding of the parties with respect to the transactions contemplated hereunder. All previous conversations, memoranda and writings between the parties pertaining to the transactions contemplated hereunder not incorporated or referenced in this Agreement or in such documents, instruments and agreements are superseded hereby. This Agreement may be amended only by an instrument in writing signed by the Borrower and the Bank. The Bank and the Borrower may enter into supplemental agreements for the purpose of adding or modifying any provision of this Agreement or changing in any manner the respective rights of Borrower and Bank under this Agreement or waiving any Event of Default hereunder.

8.14	Tax Treatment: The Bank and each employee, representative or other agent of the Bank may disclose to any and all persons without limitation of any kind (1) the tax treatment and tax structure (as those terms are defined in Income Tax Regulations Section 1.6011-4) of this transaction and (2) all materials of any kind (including opinions or other tax analyses) that are provided to the Bank relating to such treatment and tax structure.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first hereinabove written.

BANK: BANK OF THE WEST BY: ———————————————— NAME: Jason Horstman, Vice President	BORROWER: THE CHEESECAKE FACTORY INCORPORATED BY: —————————————————— NAME: Gerald Deitchle, President BY: —————————————————— NAME: Michael Dixon, Chief Financial Officer

-17-

LOAN DISBURSEMENT INSTRUCTIONS

Line of Credit

Date: _____________________, ________ The undersigned hereby instructs BANK OF THE WEST to disburse the proceeds of this loan as shown below:

	DISBURSEMENT	AMOUNT

1	Credited to the following account: All Advances to be credited
	to Account Number ______________________________	$ _______________

2	Paid directly to the Borrower as follows:
______________________________________________
	______________________________________________	$ _______________

3	Pay off the following loan with BANK OF THE WEST:
	______________________________________________	$ _______________

4	Pay off the following loan:
______________________________________________
	______________________________________________	$ _______________

5	Paid to the following third party as indicated:
______________________________________________
	______________________________________________	$ _______________

6	Paid as follows:
______________________________________________
	______________________________________________	$ _______________

7	Paid as follows:
	______________________________________________	$ _______________

8	Paid as follows:
______________________________________________
	______________________________________________	$ _______________

	TOTAL:	$ _______________

(Authorizing signatures appear on attached page entitled “AUTHORIZING SIGNATURES FOR LOAN DISBURSEMENT INSTRUCTIONS”) -1-

AUTHORIZING SIGNATURES FOR LOAN DISBURSEMENT INSTRUCTIONS

The following signature(s) authorize disbursement of loan proceeds as set forth in the preceding instructions consisting of 1 page.

BORROWER: THE CHEESECAKE FACTORY INCORPORATED BY: —————————————————— NAME: BY: —————————————————— NAME:
-2-

Exhibit A – Form of Compliance Certificate

To:	Bank of the West Commercial Banking Group 300 South Grand Ave., 7th Floor Los Angeles, CA 90071

This Compliance Certificate is given as of the ________ day of ____________, 200__, pursuant to Section 5.1 (iv)) of the Credit Agreement, (the “Agreement”) between THE CHEESECAKE FACTORY INCORPORATED (“Borrower”) and Bank of the West (“Bank”) dated as of December 31, 2003. Capitalized terms used herein shall have the same meanings attributed to such terms in the Agreement.

The Borrower hereby certifies that:

l.	No Event of Default exists and no event has occurred and is continuing which constitutes or, with the lapse of time or giving of notice or both, would constitute an Event of Default.

2.	Each of the representations and warranties contained in the Agreement are true and correct as of the date of this Certificate.

3.	The Borrower is in compliance with each of the covenants contained in the Agreement.

The attached Covenant Exhibit “I” sets forth the calculations used to determine compliance with certain covenants contained in the Agreement.

BORROWER:

THE CHEESECAKE FACTORY INCORPORATED

BY:__________________________

Exhibit I

Calculations below are based on the financial statement of Borrower dated: ____________________.

MINIMUM EFFICTIVE TANGIBLE NET WORTH

Net Worth		$

Less:	Intangible Assets in excess of $3 million	$

(A) Effective Tangible Net Worth:	$

Min. Effective Tangible Net Worth		$200,000,000

Plus:	100% proceeds from public sale or or private sale of capital stock	$

Plus:	50% cumulative year end net income commencing with fiscal year 2004	$

(B) Min. Effective Tangible Net Worth:	$

(A) is greater than (B)

RATIO OF FUNDED DEBT TO EFFECTIVE TANGIBLE NET WORTH

(A) Funded Debt	$

(B) Effective Tangible Net Worth	$

-4-

Ratio (A) divided by (B):

Ratio of funded debt to effective tangible net worth not more than 0.40:1.00.

CASH FLOW RATIO (Based on Rolling 4 Quarters)

Net Income before tax	$

Plus: Interest Expense	$

Plus: Depreciation and Amortization Expense	$

Plus: Base (minimum) Rental Expense	$

Minus: Dividends and Distributions	$

(A) Subtotal Cash Flow	$

Divided by:

Current Portion of Long Term Debt		$

Plus:	Interest Expenses	$

Plus:	Tax Expense	$

Plus:	Base (minimum) Rent Expense	$

(B) Subtotal:	$

Ratio (A) divided by (B):

Ratio not less than 1.30:1.00 measured at the end of each fiscal quarter with Cash Flow based on the immediately preceding three fiscal quarters and the current quarter just ended

LOSSES

Net Profit after tax (current quarter)	$

Net Profit after tax (preceding quarter)	$

Not allow any consecutively quarterly losses. Net Profit excludes the impact of any non-cash extraordinary gains and losses, and gains or losses in which the Borrower expects reimbursement from its insurance providers.

Exhibit B – Outstanding Letters of Credit as of the Closing Date

Letter of Credit Number	Letter of Credit Amount

MB60510418	$3,800,000.00

MB60510506	$3,700,000.00

MB60510630	$3,000,000.00

MB60510286	$1,000,000.00

Total	$11,500,000.00

-6-

Exhibit C – Registered Trade Names

THE CHEESECAKE FACTORY ASSETS CO., LLC

Trademark Report by Mark					Printed: 11/5/2003		Page 1
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	Next Action Due

AMERICA’S FINEST CHEESECAKE
UNITED STATES	C2902-5018	10/29/1999	75/835,939	11/14/2000	2,404,937	REGISTERED	30
	11/14/2006	AFFIDAVIT OF USE

BUFFALO BLASTS
UNITED STATES	C2902-5065	12/31/2002	76/479,311			PENDING	29
	12/5/2003	RESPONSE TO OA

BUFFALO CHICKEN ROLLS
UNITED STATES	C2902-5064	12/30/2002	76/479,399			PENDING	29
	11/28/2003	RESPONSE TO OA

CHOCOLATE MINT TRUFFLE
UNITED STATES	C2902-5042	7/12/1999	75/748,318	7/31/2001	2,474,606	REGISTERED	30
	7/31/2006	SECT. 15 DECLARATION

CHOCOLATE RASPBERRY TRUFFLE
UNITED STATES	C2902-5023	10/12/1995	74/004,451	2/11/1997	2,036,710	REGISTERED	30
	2/11/2007	RENEWAL

CHOCOLATE TUXEDO CREAM
UNITED STATES	C2902-5056	1/16/2002	76/359,018			PENDING	30

EDGE OF THE PLATE
UNITED STATES	C2902-5045	8/18/2000	76/112,171			ABANDONED	41

UNITED STATES	C2902-5046	8/18/2000	76/112,170	11/12/2002	2,650,244	REGISTERED	30
	11/12/2007	SECT. 15 DECLARATION

UNITED STATES	C2902-5047	9/8/2000	76/124,866			ABANDONED	35

GRAND LUX CAFÉ
CANADA	C2902-7125	1/31/2000	1044447			ALLOWED	42
	1/31/2004	EXTEND DECL. OF USE

UNITED KINGDOM	C2902-7130	7/22/2002	2305929	7/22/2002	2305929	REGISTERED	30,43
	1/22/2004	STATUS CHECK

UNITED STATES	C2902-5028	7/23/1997	75/329,284	10/5/1999	2,283,807	REGISTERED	42
	10/5/2005	AFFIDAVIT OF USE

-7-

Trademark Report by Mark					Printed: 11/5/2003		Page 2
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	Next Action Due

GRAND LUX CAFE (STYLIZED)
UNITED STATES	C2902-5009	8/13/1999	75/776,036	9/5/2000	2,383,025	REGISTERED	42
	9/5/2005	SECT 15 DECLARATION

UNITED STATES	C2902-5013	8/13/1999	75/776,037			ALLOWED	21,25,26
							30
	7/2/2002	STATEMENT OF USE

GRAND LUX CAFE AND DESIGN
UNITED STATES	C2902-5008	8/13/1999	75/776,549	10/10/2000	2,393,314	REGISTERED	42
	10/10/2006	AFFIDAVIT OF USE

UNITED STATES	C2902-5012	8/13/1999	75/774,759			ALLOWED	21,25,26
							30
	7/2/2002	STATEMENT OF USE

GREAT WORLD FOODS
UNITED STATES	C2902-5036	10/27/1997	75/379,890	8/13/2002	2,607,751	REGISTERED	30
	8/13/2007	SECT. 15 DECLARATION

GREAT WORLD FOODS CLASSIC CREATIONS
UNITED STATES	C2902-5031	10/27/1997	75/379,853	9/21/1999	2,279,947	REGISTERED	3
	9/21/2005	AFFIDAVIT OF USE

GREAT WORLD FOODS CLASSIC CREATIONS AND DESIGN
UNITED STATES	C2902-5040	1/14/1999	75/620,969	11/28/2000	2,407,807	REGISTERED	30
	11/28/2005	SECT. 15 DECLARATION

GREAT WORLD FOODS CLASSIC CREATIONS DELECTABLES
UNITED STATES	C2902-5034	7/13/1998	75/517,832			ABANDONED	30

GREAT WORLD FOODS CLASSIC CREATIONS DELECTABLES AND DESIGN
UNITED STATES	C2902-5041	1/14/1999	75/620,968			ABANDONED	30

STARCUPS
UNITED STATES	C2902-5048	11/10/2000	76/162,773			ABANDONED	30

THE CHEESECAKE FACTORY
ARGENTINA	C2902-7001	8/8/1996	2032823	12/15/1998	1.710.332	REGISTERED	30
	12/15/2003	PROOF OF USE

ARGENTINA	C2902-7002	8/8/1996	2032824	9/4/1998	1.685.646	REGISTERED	42
	9/4/2008	RENEWAL

-8-

Trademark Report by Mark					Printed: 11/5/2003		Page 3
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	Next Action Due
THE CHEESECAKE FACTORY continued...

ARUBA	C2902-7004	1/27/1998	IM-980127.13	3/13/1998	18957	REGISTERED	30
	1/27/2008	RENEWAL

AUSTRIA	C2902-7006					PROPOSED

BAHAMAS	C2902-7007	1/3/1997	19,152	11/3/1997	19,152	REGISTERED	42
	1/3/2011	RENEWAL

BAHRAIN	C2902-7008	8/30/1993	16710	8/30/1993	16710	REGISTERED	30
	8/30/2013	RENEWAL

BAHRAIN	C2902-7009	5/26/1993	SM1174	5/26/1993	SM1174	REGISTERED	42
	5/26/2013	RENEWAL

BARBADOS	C2902-7010	1/1/1998	81/7573	7/15/1998	81/7573	REGISTERED	30
	7/15/2008	RENEWAL

BENELUX	C2902-7011	6/3/1993	798303	6/3/1993	530733	REGISTERED	30,42
	6/3/2003	RENEWAL

BERMUDA	C2902-7012	1/23/1996	27529	1/23/1996	27529	REGISTERED	30
	1/23/2017	RENEWAL

BOLIVIA	C2902-7013					PROPOSED	30

BRAZIL	C2902-7014	7/26/1995	818645539	11/23/1999	818645539	REGISTERED	42
	11/23/2004	PROOF OF USE

BRAZIL	C2902-7107	7/26/1995	818645520	6/6/2000	818645520	REGISTERED	30
	6/6/2005	PROOF OF USE

CANADA	C2902-7015	8/26/1988	0613935	2/4/1998	TMA489259	REGISTERED	30,42
	2/4/2013	RENEWAL

CHILE	C2902-7115	9/1/1995	322,210			ABANDONED	42

CHILE	C2902-7105	12/15/1997	322209			PENDING	30

CHILE	C2902-7106					PROPOSED

CHINA	C2902-7020		9050806			ABANDONED	30

CHINA	C2902-7108		94050834			ABANDONED	42

COLOMBIA	C2902-7021	9/29/1995	95045474			PENDING	30

COSTA RICA	C2902-7022	9/18/1995	N/A			ABANDONED	30

-9-

Trademark Report by Mark					Printed: 11/5/2003		Page 4
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	Next Action Due
THE CHEESECAKE FACTORY continued...

CYPRUS	C2902-7023					PROPOSED

CZECH REPUBLIC	C2902-7024	5/21/1996	201479	5/21/1996	201479	REGISTERED	30
	5/21/2006	RENEWAL

DENMARK	C2902-7025	10/22/1993	VA 04.9341993	10/22/1993	VR 07.537 1993	REGISTERED	30
	10/22/2013	RENEWAL

DOMINICAN	C2902-7026	7/15/1998	98,086	7/15/1998	98,086	REGISTERED	30
	7/15/2013	RENEWAL

ECUADOR	C2902-7030	10/20/1995	61752	7/30/1997	DNPI178097MICIP	REGISTERED	30
	7/30/2007	RENEWAL

EGYPT	C2902-7028	4/26/1993	86643	1/27/1998	86643	REGISTERED	30
	4/26/2013	RENEWAL

EGYPT	C2902-7118	4/26/1993	86644	1/27/1998	86644	REGISTERED	42
	4/26/2013	RENEWAL

EL SALVADOR	C2902-7029	7/24/1996	E-3162-96	1/26/1998	146/BK67	REGISTERED	30
	1/26/2008	RENEWAL

ESTONIA	C2902-7031	7/29/1997	9701697	2/25/1999	28268	REGISTERED	30
	2/25/2004	PROOF OF USE

EUROPEAN UNION	C2902-7032	4/1/1996	21592	6/10/1998	000021592	REGISTERED	30,42,25
	4/1/2006	RENEWAL

FINLAND	C2902-7033	10/1/1993	4917/93			ABANDONED	30

FRANCE	C2902-7034	2/16/1993	93455405	2/16/1993	93455405	REGISTERED	30,42
	2/15/2013	PRIORITY DEADLINE

GERMANY	C2902-7035	3/1/1993	C44801/30Wz			ABANDONED	30

GREECE	C2902-7037	5/8/1995	124220	12/17/1997	124220	REGISTERED	30,42
	8/17/2004	PROOF OF USE

GUATEMALA	C2902-7038	2/2/1996	27529	10/2/1998	092351	REGISTERED	30
	10/2/2008	RENEWAL

HAITI	C2902-7039					PROPOSED

HONDURAS	C2902-7040	1/31/1997	11,918/95	1/31/1997	67,378	REGISTERED	30
	1/31/2007	RENEWAL

HONG KONG	C2902-7041	1/3/1994	12/94	1/3/1994	B9836/35	REGISTERED	42
	1/3/2015	RENEWAL

-10-

Trademark Report by Mark					Printed: 11/5/2003		Page 5
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	Next Action Due
THE CHEESECAKE FACTORY continued...

HONG KONG	C2902-7042	1/3/1994	11/94	3/20/2000	B4482/2000	REGISTERED	30
	1/3/2015	RENEWAL

HUNGARY	C2902-7043	5/22/1996	M9601576	5/22/1996	149,381	REGISTERED	30,42
	5/22/2006	RENEWAL

ICELAND	C2902-7044					PROPOSED

INDIA	C2902-7045	9/12/1997	768,965			PENDING	30
	9/12/2004	RENEWAL

INDONESIA	C2902-7046	1/10/1996	381989	8/15/1997	381989	REGISTERED	42
	7/10/2005	RENEWAL

INDONESIA	C2902-7047	3/6/1996	376345	7/7/1997	376345	REGISTERED	30
	9/6/2005	RENEWAL

ISRAEL	C2902-7049	3/24/1993	86823	5/10/1995	86823	REGISTERED	30
	3/24/2014	RENEWAL

ISRAEL	C2902-7050	3/24/1993	86824	5/10/1995	86824	REGISTERED	42
	3/24/2014	RENEWAL

ITALY	C2902-7051	6/9/1993	MI93C 004250	2/9/1996	670094	REGISTERED	30,42
	6/9/2003	RENEWAL

JAMAICA	C2902-7052	4/6/1998	30/2345	4/6/1998	B32,586	REGISTERED	30
	4/6/2005	RENEWAL

JAMAICA	C2902-7127	1/23/2002	41,909			PENDING	43
	1/23/2012	RENEWAL

JAPAN	C2902-7055	5/23/1997	22223/93	5/23/1997	3313487	REGISTERED	42
	5/23/2007	RENEWAL

JORDAN	C2902-7056	5/22/1993	32145	5/22/1993	2413	REGISTERED	30
	5/22/2014	RENEWAL

KUWAIT	C2902-7058	9/29/1993	27541		25482	REGISTERED	30
	9/29/2013	RENEWAL

KUWAIT	C2902-7122	8/31/1997	37619	12/28/2001	33989	REGISTERED	42
	12/28/2006	PROOF OF USE

LATVIA	C2902-7059	9/15/1997	M-97-1615	11/20/1998	M42473	REGISTERED	30
	9/15/2007	RENEWAL

LEBANON	C2902-7060	5/20/1993	60711			PENDING	30,42
	5/20/2008	RENEWAL

-11-

Trademark Report by Mark					Printed: 11/5/2003		Page 6
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	Next Action Due
THE CHEESECAKE FACTORY continued...

LITHUANIA	C2902-7061	9/15/1997	97-2763	7/1/1999	33761	REGISTERED	30
	9/15/2007	RENEWAL

MACAO	C2902-7076	9/15/1995	15,228	10/9/1995	15,228	REGISTERED	30
	10/9/2005	RENEWAL

MALAYSIA	C2902-7112		95/13272			PENDING	30

MEXICO	C2902-7062	12/23/1991	425157	11/11/1992	425157	REGISTERED	42

MEXICO	C2902-7063	12/23/1991	454270	3/15/1994	454270	REGISTERED	30

MOROCCO	C2902-7064	4/6/1995	56350	4/6/1995	56350	REGISTERED	30
	4/6/2015	RENEWAL

NETHERLANDS	C2902-7065	2/6/1998	20549	2/24/1998	01397	REGISTERED	30
	2/6/2008	RENEWAL

NEW ZEALAND	C2902-7066	5/9/1994	236745	1/17/1997	236745	REGISTERED	30
	5/9/2015	RENEWAL

NEW ZEALAND	C2902-7116	5/9/1994	236746	1/17/1997	236746	REGISTERED	42
	5/9/2015	RENEWAL

NICARAGUA	C2902-7067	11/29/1996	32,602 C.C.	11/29/1996	32,602 C.C.	REGISTERED	30
	11/28/2006	RENEWAL

NORWAY	C2902-7068	3/7/1996	19961552	3/13/1997	180641	REGISTERED	30
	3/13/2007	RENEWAL

OMAN	C2902-7123	8/16/1993	8751			PENDING	30
	8/16/2013	RENEWAL

OMAN	C2902-7124	8/16/1993	8752			PENDING	42
	8/16/2013	RENEWAL

PANAMA	C2902-7070	3/1/1995	76839	10/11/1996	76839	REGISTERED	42
	10/11/2006	RENEWAL

PANAMA	C2902-7069	10/11/1996	76842	10/11/1996	76842	REGISTERED	30
	10/11/2006	RENEWAL

PARAGUAY	C2902-7071	8/20/1995	95/15160			PENDING	30

PERU	C2902-7072	7/24/1995	260034	7/24/1995	019361	REGISTERED	30
	7/24/2005	RENEWAL

PERU	C2902-7073	7/24/1995	260035	7/24/1995	004995	REGISTERED	42
	7/24/2005	RENEWAL

-12-

Trademark Report by Mark					Printed: 11/5/2003		Page 7
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	Next Action Due
THE CHEESECAKE FACTORY continued...

PHILIPPINES	C2902-7074	6/18/1997	121752	2/27/2002	4-1997-121752	REGISTERED	42
	2/27/2007	PROOF OF USE

PHILIPPINES	C2902-7075	12/26/1995	104827	7/12/2000	4-1995-107157	REGISTERED	30
	7/12/2005	5TH ANN AFFIDAV DUE

PORTUGAL	C2902-7077	11/24/1993	296,402	2/3/1995	296,402	REGISTERED	30
	2/3/2005	RENEWAL

PUERTO RICO	C2902-7079	8/14/1998	43,533	8/14/1998	43,533	REGISTERED	30
	8/14/2008	RENEWAL

PUERTO RICO	C2902-7111	8/14/1998	43,534	8/14/1998	43,534	REGISTERED	42
	8/14/2008	RENEWAL

QATAR	C2902-7080	6/12/1993	10925	6/13/2000	10925	REGISTERED	42
	6/13/2005	PROOF OF USE

QATAR	C2902-7081	6/12/1993	10926	6/13/2000	10926	REGISTERED	30
	6/13/2005	PROOF OF USE

SAUDI ARABIA	C2902-7084	1/1/1994	18243			PENDING	30
	3/1/2013	RENEWAL

SAUDI ARABIA	C2902-7085	1/1/1994	18244			PENDING	42
	3/1/2013	RENEWAL

SINGAPORE	C2902-7086	2/9/1994	B1164/94	2/9/1994	B1164/94	REGISTERED	42
	2/9/2004	RENEWAL

SINGAPORE	C2902-7087	7/7/1999	3626/98	7/7/1999	T99/06950I	REGISTERED	30
	7/7/2009	RENEWAL

SLOVAK REPUBLIC	C2902-7110	5/28/1996	184019	1/21/1999	184019	REGISTERED	25,30,42
	1/21/2004	PROOF OF USE

SOUTH AFRICA	C2902-7088	1/17/1996	96/0571	1/3/2002	1996/00571	REGISTERED	42
	1/17/2006	RENEWAL

SOUTH AFRICA	C2902-7089	12/13/1995	95/16510	12/3/2001	1995/16510	REGISTERED	30
	12/13/2005	RENEWAL

SOUTH AFRICA	C2902-7126	9/7/1995	1995/11826	9/7/1995	1995/11826	REGISTERED	42
	9/7/2005	RENEWAL

SOUTH KOREA	C2902-7057	9/25/1995	94-7284	7/20/1995	317695	REGISTERED	30
	7/20/2005	RENEWAL

SOUTH KOREA	C2902-7117	1/1/1995	84-1431			PENDING	42

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Trademark Report by Mark					Printed: 11/5/2003		Page 8
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	Next Action Due
THE CHEESECAKE FACTORY continued...

SPAIN	C2902-7090	4/23/1993	1757742	1/5/1995	1757742	REGISTERED	42
	4/23/2013	RENEWAL

SPAIN	C2902-7091		1,757,741			ABANDONED	30

SWEDEN	C2902-7092		93-07025			ABANDONED	30

SWITZERLAND	C2902-7093	4/1/1993	410.850	7/26/1994	410.850	REGISTERED	30,42
	4/1/2013	RENEWAL

TAIWAN	C2902-7113		83022767			ABANDONED	30

TANGIERS	C2902-7095	4/6/1995	10.314	4/6/1995	10.314	REGISTERED	30
	4/6/2015	RENEWAL

THAILAND	C2902-7096	3/3/1994	261217	3/3/1994	SM2531	REGISTERED	42
	3/3/2004	RENEWAL

THAILAND	C2902-7114		261216			ABANDONED	30

TRINIDAD & TOBAGO	C2902-7097	8/6/1997	27305	6/22/2000	B27305	REGISTERED	30
	6/22/2005	PROOF OF USE

TURKEY	C2902-7119					PROPOSED	30

TURKEY	C2902-7120					PROPOSED	42

TURKS & CAICOS	C2902-7121		N/A	1/16/1997	11,415	REGISTERED	30
	1/16/2011	RENEWAL

UNITED ARAB EMR	C2902-7099	12/11/1993	3859	12/11/1993	4458	REGISTERED	42
	12/11/2003	RENEWAL

UNITED ARAB EMR	C2902-7100	12/8/1993	3833	12/8/1993	4455	REGISTERED	30
	12/8/2003	RENEWAL

UNITED ARAB EMR	C2902-7027					PROPOSED

UNITED KINGDOM	C2902-7036	12/23/1992	1522222	12/23/1992	1522222	REGISTERED	42
	12/23/2009	RENEWAL

UNITED KINGDOM	C2902-7109	3/1/1995	2008427			ABANDONED	30

UNITED STATES	C2902-5027	4/6/1988	720,776	7/25/1989	1,549,370	REGISTERED	30,42
	7/25/2009	RENEWAL

UNITED STATES	C2902-5029	1/10/1994	74/477,285	11/29/1994	1,864,786	REGISTERED	25
	11/29/2004	RENEWAL

-14-

Trademark Report by Mark					Printed: 11/5/2003		Page 9
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	Next Action Due
THE CHEESECAKE FACTORY continued...

URUGUAY	C2902-7101	9/1/1995	280809	9/29/1999	280809	REGISTERED	30
	9/29/2009	RENEWAL

VENEZUELA	C2902-7102	8/3/1995	11409/95			PENDING	30

YEMEN	C2902-7104	10/29/1994	6419	1/13/1997	6076	REGISTERED	30
	10/29/2004	RENEWAL

YEMEN	C2902-7103	7/19/1995	7037	9/30/1997	7650	REGISTERED	42
	7/19/2005	RENEWAL

THE CHEESECAKE FACTORY & DESIGN
CHILE	C2902-7019	12/10/1998	435033			PENDING	30

THE CHEESECAKE FACTORY (STYLIZED)
UNITED STATES	C2902-5016	10/7/1999	75/817,365	12/12/2000	2,412,280	REGISTERED	21,25,26
							30,42
	12/12/2005	SECT. 15 DECLARATION

UNITED STATES	C2902-5017	10/7/1999	75/817,122	1/16/2001	2,421,042	REGISTERED	21,25,26
							30,42
	1/16/2006	SECT. 15 DECLARATION

UNITED STATES	C2902-5026	11/3/1980	73/284,328	3/9/1982	1,191,891	REGISTERED	42
	3/9/2012	RENEWAL

THE CHEESECAKE FACTORY AND DESIGN
POLAND	C2902-7078	6/17/1996	Z-161007	4/21/2000	115102	REGISTERED	30
	6/17/2006	RENEWAL

SAUDI ARABIA	C2902-7083	1/1/1994	18242			PENDING	30
	3/1/2013	RENEWAL

SOVIET UNION	C2902-7082	11/20/1998	N/A	4/26/2000	187901	REGISTERED	30
	4/26/2005	PROOF OF USE

UNITED STATES	C2902-5033	7/7/1998	75/514,625	6/15/1999	2,253,746	REGISTERED	30
	6/15/2005	AFFIDAVIT OF USE

UNITED STATES	C2902-5014	8/27/1999	75/786,795			ABANDONED	25

THE CHEESECAKE FACTORY AND KATAKANA
JAPAN	C2902-7054	7/4/1997	33131/93	7/4/1997	4023722	REGISTERED	42
	7/4/2007	RENEWAL

-15-

Trademark Report by Mark					Printed: 11/5/2003		Page 10
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	Next Action Due

THE CHEESECAKE FACTORY AND STARBURST DESIGN
UNITED STATES	C2902-5007	12/9/1999	76/013,143	2/27/2001	2,431,696	REGISTERED	30
	2/27/2006	SECT. 15 DECLARATION

THE CHEESECAKE FACTORY BAKERY (STYLIZED)
UNITED STATES	C2902-5015	9/14/1999	75/799,391	7/18/2000	2,368,776	REGISTERED	30
	7/18/2006	AFFIDAVIT OF USE

THE CHEESECAKE FACTORY BAKERY CAFÉ
UNITED STATES	C2902-5011	8/13/1999	75/774,760	3/27/2001	2,439,508	REGISTERED	25,26
	3/27/2006	SECT. 15 DECLARATION

UNITED STATES	C2902-5025	9/29/1997	75/364,984	9/15/1998	2,189,465	REGISTERED	42
	9/15/2004	AFFIDAVIT OF USE

THE CHEESECAKE FACTORY BAKERY CAFE AND DESIGN
UNITED STATES	C2902-5006	8/13/1999	75/776,042	10/10/2000	2,393,311	REGISTERED	42
	10/10/2006	AFFIDAVIT OF USE

THE CHEESECAKE FACTORY CHEESECAKE TRUFFLES
UNITED STATES	C2902-5037	11/28/1997	75/397,049	1/25/2000	2,312,373	REGISTERED	30
	1/25/2005	SECT. 15 DECLARATION

THE CHEESECAKE FACTORY CHEESECAKE TRUFFLES ASSORTMENT
UNITED STATES	C2902-5038	1/12/1998	75/416,194	2/8/2000	2,315,364	REGISTERED	30
	2/8/2005	SECT 15 DECLARATION

THE CHEESECAKE FACTORY DELECTABLES
UNITED STATES	C2902-5039	1/26/1998	75/423,264	3/13/2001	2,435,549	REGISTERED	30
	3/13/2006	SECT. 15 DECLARATION

THE CHEESECAKE FACTORY DEVICE
AUSTRALIA	C2902-7005	1/1/1997	663274			ABANDONED	30

THE CHEESECAKE FACTORY EXPRESS
UNITED STATES	C2902-5010	8/27/1999	75/786,797	6/5/2001	2,458,443	REGISTERED	25,26
	6/5/2006	SECT. 15 DECLARATION

UNITED STATES	C2902-5030	9/30/1997	75/365,591	5/4/1999	2,243,795	REGISTERED	42
	5/4/2005	AFFIDAVIT OF USE

-16-

Trademark Report by Mark					Printed: 11/5/2003		Page 11
COUNTRY	REFERENCE#	FILED	APPL#	REGDT	REG#	STATUS	CLASSES
	Next Action Due

THE CHEESECAKE FACTORY EXPRESS AND DESIGN
UNITED STATES	C2902-5005	8/13/1999	75/774,761	10/10/2000	2,393,307	REGISTERED	42
	10/10/2006	AFFIDAVIT OF USE

THE CHEESECAKE FACTORY GRAND CAFÉ
UNITED STATES	C2902-5035	9/30/1997	75/365,592			ABANDONED	35

THE CHEESECAKE FACTORY WITH DEVICE
TAIWAN	C2902-7094	6/2/1994	83022762	6/16/1995	76001	REGISTERED	42
	6/16/2005	RENEWAL

THE DREAM FACTORY
UNITED STATES	C2902-5051	3/14/2001	76/226,075	7/29/2003	2,741,019	REGISTERED	30,35
	7/29/2008	SECT. 15 DECLARATION

TRIPLE CHOCOLATE BROWNIE TRUFFLE
UNITED STATES	C2902-5024	6/23/1997	75/312,680	3/24/1998	2,146,893	REGISTERED	30
	3/24/2004	AFFIDAVIT OF USE

WHITE CHOCOLATE LEMON TRUFFLE
UNITED STATES	C2902-5022	10/13/1995	75/005,126	1/7/1997	2,028,492	REGISTERED	30
	1/7/2007	RENEWAL

WHITE CHOCOLATE RASPBERRY TRUFFLE
UNITED STATES	C2902-5021	11/16/1992	74/331,164	3/14/1995	1,883,744	REGISTERED	30
	3/14/2005	RENEWAL

WOMAN AND CHILDREN DESIGN
UNITED STATES	C2902-5032	6/25/1998	75/508,640	3/2/1999	2,229,150	REGISTERED	30
	3/2/2005	AFFIDAVIT OF USE

				END OF TOTAL ITEMS SELECTED			165

-17-

Exhibit D – Bank’s Schedule of Charges for Commercial Letters of Credit

Import Letters of Credit

Issuance	1/8% per quarter, min $120

Cash secured Express Import L/C issuance	1/8% per quarter or part thereof min. $150.00

Cable fee for issuance	$60.00

Excessive details	$100.00

Amendment (increase/extension)	1/8% per quarter, min $90

Amendment (other)	$90.00

Cable fee for amendment	$30.00

Examination/Payment (per set of documents)	1/8% per set of docs, min $100

Discrepancy Fee (per set of documents) payable by the beneficiary	$60.00

Unused (Expired or cancelled)	$75.00

Acceptance commission (per draft)	1.5% p.a. per draft,. Or as arranged min $100.00

Indemnifications: Release of Goods

Ocean Bill of Lading	For each quarter $75.00

Airway Bill	Flat 75.00

Export Letters of Credit

Pre-Advice	$75.00

Advice of Authenticated Original Export L/C	$75.00

Confirmation	by arrangement

Amendment	$65.00

Document Examination & Payment	1/10% per set of documents. Min.$100

Discrepancy Fee (for beneficiary)	$60.00

Usance (Acceptance) L/C draft drawn on BOW	1.0% p.a. min. $100.00

Deferred Payment - Confirmed	1.0% p.a. min. $100

Deferred Payment - Unconfirmed	$100.00

Tracer to issuing/confirming Bank	$30.00

Unused (Expired or cancelled)	$80.00

Transferable L/C Fee	1/4% amount, min $150.00

Excessive details	$100.00

Authorization to Pay	1/4% of amount, min.$150.00

Documentary Collections

Incoming Collections (Import)

D/P Sight (paid/unpaid)	$90.00

D/A Usance (paid/unpaid)	$110.00

Partial payment	$50.00

Monthly Maintenance Fee For Carrying Unpaid	after first month $40.00 per month

Tracers including telex	First free then $30.00

Protest	$100 + notary fee

Outgoing Collections (Export)

D/P Sight (paid/unpaid)	$90.00

D/A Usance (paid/unpaid)	$110.00

Monthly Maintenance Fee For Carrying Unpaid	after first month $40.00 per month

Tracer including telex	First free then $30.00 ea.

Export Direct Collections	Manual $60.00; PC $50.00

Amendment to instructions	$50.00

Miscellaneous Fees

Fax - Domestic and Foreign (1 to 5 pages)	$5.00

Fax - Domestic and Foreign (6 to 10 pages)	$10.00

Fax - Domestic and Foreign (beyond 10 pages)	$ 1.00 each page

Postage (Domestic)	$10.00

Postage (Foreign)	$20.00

Courier/Express (Domestic)	$20.00

Courier/Express (Foreign)	$40.00

Handling Charge-Using Customer’s Courier	$10.00

Processing payment by official check	$25.00

Consultative Fees/Special Handling	Standard fee plus $ 100.00 per hour min. $100.00

-18-